Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment")
dated as of July 29, 2026, is entered into by and among EMPLOYERS HOLDINGS, INC., a Nevada corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent"), with reference to the following facts:
RECITALS
A.    Borrower is a party to that certain Credit Agreement dated as of May 28, 2024 (as heretofore amended, the "Credit Agreement"), by and among Borrower, the Lenders, and Administrative Agent. Capitalized terms not defined herein are used herein with the meanings set forth for those terms in the Credit Agreement.
B.    Borrower has requested that the Lenders agree to (a) make an Incremental Increase pursuant to Section 5.13 of the Credit Agreement in the amount of $10,000,000, thereby increasing the aggregate Revolving Credit Commitment from $25,000,000 to
$35,000,000, (b) extend the Revolving Credit Maturity Date from May 28, 2027 to July 29, 2029, and (c) amend the financial covenants set forth in Section 9.14 of the Credit Agreement.
C.    The Lenders have agreed to make such Incremental Increase, such extension of the Revolving Credit Maturity Date and such amendments to the financial covenants set forth in Section 9.14 of the Credit Agreement, in each case, subject to the terms and conditions set forth below.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Amendments to Section 1.1 – Definitions. The following defined terms are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order or, to extent such terms already exist, are hereby amended and restated in their entirety as follows:
"Amendment No. 1 Effective Date" means July 29, 2026.

"Revolving Credit Commitment" means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender's name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 5.13) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 5.13). The aggregate Revolving Credit Commitment of all the Revolving

Credit Lenders on the Amendment No. 1 Effective Date shall be $35,000,000. The Revolving Credit Commitment of each Revolving Credit Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(a).
"Revolving Credit Maturity Date" means the earliest to occur of (a) June , 2029, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, and (c) the date of termination of the Revolving Credit Commitment pursuant to Section 10.2(a).

2.    Amendment to Section 9.1(k). Section 9.1(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(k)    Indebtedness of Insurance Subsidiaries owing to any one or more Federal Home Loan Banks in an aggregate principal amount at any time outstanding not exceeding $285,000,000;

3.    Amendment to Section 9.1(q). Section 9.1(q) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(q)    other Indebtedness of the Credit Parties in an aggregate principal amount not to exceed $125,000,000 at any time outstanding, provided that (i) such Indebtedness is unsecured and ranks pari passu in right of payment with, or ranks subordinated in right of payment to, the Obligations, (ii) no Default or Event of Default shall be continuing or shall result therefrom and (iii) as of the date of incurrence of such Indebtedness, after giving effect to such Indebtedness, the Borrower and its Subsidiaries shall be in pro forma compliance with Sections 9.14(a) and 9.14(b) as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 8.1(b).
4.    Amendment to Section 9.14. Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
SECTION 9.14    Financial Covenants.

(a)    Debt to Total Capitalization Ratio. Permit the Debt to Total Capitalization Ratio (i) as at the end of any fiscal quarter ending after the Closing Date and prior to the Amendment No. 1 Effective Date to be more than 35%, and (ii) as at the end of any fiscal quarter ending after the Amendment No. 1 Effective Date to be more than 27.5%.
(b)    Net Worth. Permit the Net Worth of the Borrower and its consolidated Subsidiaries (i) as at the end of any fiscal quarter ending after the Closing Date and prior to the Amendment No. 1 Effective Date to be less than, $800,000,000, and (ii) as at the end of any fiscal quarter ending after the Amendment No. 1 Effective Date to be less than, $700,000,000.

5.    Addition of Section 9.16. The following new Section 9.16 is added to the Credit Agreement immediately following Section 9.15:
SECTION 9.16. Most Favored Provisions. If at any time any (a) Credit Party incurs any Indebtedness pursuant to Section 9.1(q), which, when aggregated with all other Indebtedness incurred pursuant to such section, equals or exceeds $15,000,000 in principal, and (b) any agreement or document evidencing all such Indebtedness includes (i) any negative covenant (including, without limitation, any basket, threshold, cap, ratio, or exception thereto) that is new or more restrictive than the negative covenants set forth in Article IX of this Agreement or (ii) any financial maintenance covenant (or any defined term used therein) that is new or more restrictive than the corresponding financial maintenance covenant set forth in Section
9.14 of this Agreement (each, a “Most Favored Provision”), then (i) such Most Favored Provision shall be deemed automatically incorporated by reference in this Agreement as if set forth fully herein, mutatis mutandis, for so long as such Most Favored Provision remains in effect under the agreement or document evidencing such Indebtedness, and (ii) Borrower shall, within ten (10) Business Days after entering into any such Most Favored Provision, so advise the Administrative Agent in writing.
It is hereby agreed that: (x) the foregoing shall apply only to financial maintenance covenants and shall not apply to any covenant, event of default, representation, undertaking or other provision that is not a financial maintenance covenant (including, without limitation, any ERISA, insurance-regulatory, tax, sanctions, reporting, ratings-maintenance or administrative provision); (y) upon any such Most Favored Provision ceasing to be in effect, or being amended to be less restrictive, under the agreement or document evidencing such Indebtedness, the corresponding provision incorporated herein shall automatically and simultaneously cease to be in effect or be deemed correspondingly amended hereunder, without the need for any further action or consent; and (z) at the request of either the Borrower or the Required Lenders, the Borrower and the Required Lenders shall enter into an amendment to this Agreement evidencing the addition, removal, or amendment of any such Most Favored Provision, but the absence of such amendment shall not affect the operation of clause (i) of the first sentence of the previous paragraph or clauses (x) or
(y) of this paragraph.

6.    Amendment to Schedule 1.1(a) to the Credit Agreement. Schedule 1.1(a) to the Credit Agreement is hereby replaced in its entirety with the new Schedule 1.1(a) attached hereto as Annex 1.
7.    Representations and Warranties of Borrower. To induce Administrative Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and the Lenders that:
(a)    Borrower has all necessary power and has taken all action necessary to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by the Bankruptcy Code or any similar debtor relief laws or by equitable principles relating to enforceability;

(b)    after giving effect to the execution, delivery and effectiveness of this Amendment and the transactions contemplated hereby, no Default or Event of Default under the Credit Agreement has occurred and remains continuing; and

(c)    after giving effect to the execution, delivery and effectiveness of this Amendment, each of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

8.    Conditions Precedent. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions precedent to the satisfaction of Administrative Agent:

(a)    Administrative Agent shall have received this Amendment, duly executed by the Borrower;

(b)    Administrative Agent shall have received the Consent and Reaffirmation from Guarantors attached hereto as Exhibit A, duly executed by each of the Guarantors;

(c)    Administrative Agent shall have received such other certificates, documents and consents as Administrative Agent may reasonably require in connection with this Amendment;
(d)    Administrative Agent shall have received from Borrower an amendment fee in an aggregate amount equal to $73,750 (the "Amendment Fee"), which such Amendment Fee shall be for the account of the Lenders based on their pro rata share of the Total Credit Exposure; and
(e)    Borrower shall have paid the expenses of Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the fees and expenses of Administrative Agent's counsel, Sheppard, Mullin, Richter & Hampton LLP, invoiced prior to the date of this Amendment (based upon an estimated statement, which will not preclude later settlement of these amounts).
9.    Confirmation. For the avoidance of doubt, the parties hereto confirm that as a result of the exercise of the Incremental Increase pursuant hereto, there is no remaining availability for Incremental Increases under Section 5.13 of the Credit Agreement. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed and remain in full force and effect.

10.    Regulatory Savings. Notwithstanding anything to the contrary contained in this Amendment or any other Loan Document, nothing herein shall be construed to require any of the Insurance Subsidiaries to (i) make any payment or take any action prohibited by applicable insurance law or regulation, (ii) cause any asset of any of the Insurance Subsidiaries to be treated as non-admitted for statutory accounting purposes, or (iii) impair any of the Insurance Subsidiaries’ compliance with applicable risk-based capital requirements. To the extent any provision of this Amendment would have such effect, it shall be deemed modified to the minimum extent necessary to comply with any applicable insurance laws or regulations.

11.    Release. In consideration of the amendments contained herein and to the fullest extent permitted by law, Borrower and, by its execution of the Consent and Reaffirmation attached hereto as Exhibit A, each Guarantor hereby releases and forever discharges Administrative Agent, each Lender, and Agent's and each Lender's respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the "Released Parties"), from any and all known claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever arising as a result of facts, conditions, events or circumstances occurring on or prior to the date hereof in connection with the Loan Documents or the transactions contemplated thereby; provided however, that nothing herein shall release any claims arising from fraud, gross negligence or willful misconduct of any of the Released Parties.

12.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 8, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic transmission (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Amendment.
13.    Amendment as Loan Document; Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall constitute a Loan Document under the Credit Agreement, and, accordingly, it shall be an Event of Default under the Credit Agreement if Borrower fails to perform or comply with any covenant or agreement contained herein. Without limiting the foregoing sentence, it is expressly agreed that Section 12.5 (Governing Law; Jurisdiction; Venue; Etc.) and Section 12.6 (Waiver of Jury Trial) of the Credit Agreement is hereby incorporated by reference into this Amendment, and shall be in effect with respect to this Amendment as though set forth fully in this Amendment. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EMPLOYERS HOLDINGS, INC.,
a Nevada corporation

By:      Name:      Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:      Name:      Title:

EXHIBIT A
to Amendment No. 1

CONSENT AND REAFFIRMATION OF GUARANTORS

This Consent and Reaffirmation of Guarantors ("Consent") is delivered with reference to that certain Credit Agreement dated as of May 28, 2024 (as heretofore amended, the "Credit Agreement"), by and among EMPLOYERS HOLDINGS, INC., a Nevada corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent"). Capitalized terms not defined herein are used herein with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned hereby (a) ratifies and reaffirms all of its obligations to the Administrative Agent and the Lenders under the Loan Documents to which it is a party, (b) consents to the execution and delivery by Borrower of Amendment No. 1 to Credit Agreement (the "Amendment"), (c) agrees to the release contained in Section 11 of the Amendment, and (d) confirms that each of the Loan Documents to which it is a party remains in full force and effect. Each of the undersigned agrees that the execution of this Consent is not necessary for the continued validity and enforceability of the Loan Documents but is executed in order to induce Administrative Agent and the Lenders to enter into the Amendment. Each of the undersigned further acknowledges that neither Administrative Agent nor the Lenders have any obligation to inform the undersigned of future amendments to the Credit Agreement or other Loan Documents or to obtain such party’s consent thereto except to the extent expressly required under the applicable Loan Documents.
[signature page follows]

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantors to be executed as of the date of the Amendment.

EMPLOYERS GROUP, INC.
a Nevada corporation

By:      Name:      Title:

CERITY GROUP, INC.
a Nevada corporation

By:      Name:      Title:

ANNEX 1

Schedule 1.1(a)
Lenders, Revolving Credit Commitments and Revolving Credit Commitment Percentages

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$35,000,000	100.00%

Total:	$35,000,000	100.00%